EXHIBIT (21)
SUBSIDIARIES OF REGISTRANT                                    Sprint Corporation
Sprint Corporation is the parent. The subsidiaries of Sprint Corporation are as follows:

- ----------------------------------------------------------------------------
                                                                 Ownership
                                                               Interest Held
                                            Jurisdiction of       By Its
                                            Incorporation or     Immediate
Name                                          Organization        Parent
- ----------------------------------------------------------------------------
Carolina Telephone and Telegraph Company     North Carolina         100
 NOCUTS, Inc.                                 Pennsylvania          100
 SC One Company                                  Kansas             100

Centel Corporation                               Kansas          91.4(/1/)
 Centel Capital Corporation                     Delaware            100
 Centel Directory Company                       Delaware            100
   The CenDon Partnership                 Illinois Partnership      50
 Centel-Texas, Inc.                              Texas              100
   Central Telephone Company of Texas            Texas              100
 Central Telephone Company                      Delaware         98.8(/2/)
   Central Telephone Company of Illinois        Illinois            100
   Central Telephone Company of Virginia        Virginia            100
   Sprint-Florida, Incorporated                 Florida             100

C FON Corporation                               Delaware            100

DirectoriesAmerica, Inc.                         Kansas             100
 Sprint Publishing & Advertising, Inc.           Kansas             100

North Supply Company                              Ohio              100
 Northstar Transportation, Inc.                  Kansas             100
 North Supply Chile, S.A.                        Chile              18
 North Supply Company of Lenexa                 Delaware            100
 North Supply International, Ltd.                Kansas             100
 NSC Advertising, Inc.                           Kansas             100
 Sprint Products Group, Inc.                     Kansas             100

Sprint Asian American, Inc.                      Kansas             100
 Asian American Communications, L.L.C.           Kansas            25.5

Sprint Capital Corporation                      Delaware            100

SprintCom, Inc.                                  Kansas             100

Sprint Communications of Michigan, Inc.         Michigan            100

Sprint Credit General, Inc.                      Kansas             100

Sprint Credit Limited, Inc.                      Kansas             100

Sprint Healthcare Systems, Inc.                  Kansas             100

Sprint International Holding, Inc.               Kansas             100
 Sprint Cayman Holding, Ltd.                 Cayman Islands         100
   Shanghai Cayman Holding, Ltd.             Cayman Islands         100
 Sprint International do Brasil Ltda.            Brazil             50

Sprint Mid-Atlantic Telecom, Inc.            North Carolina         100

Sprint Minnesota, Inc.                         Minnesota            100

Sprint Missouri, Inc.                           Missouri            100
 SC Eight Company                                Kansas             100

Sprint Paranet, Inc.                             Kansas             100

Sprint Payphone Services, Inc.                  Florida             100

Sprint TELECENTERS Inc.                         Florida             100

Sprint/United Management Company                 Kansas             100
 Sprint Services, Inc.                           Kansas             100


- --------------------------------------------------------------------------------

(/1/Sprint)Corporation owns all of the common stock. The voting preferred stock is held by 11 Sprint subsidiaries.

(/2/Centel)Corporation owns all of the common stock.

EXHIBIT (21)
SUBSIDIARIES OF REGISTRANT (continued)                        Sprint Corporation

- ------------------------------------------------------------------------------
                                                                   Ownership
                                                                 Interest Held
                                              Jurisdiction of       By Its
                                              Incorporation or     Immediate
Name                                            Organization        Parent
- ------------------------------------------------------------------------------
Sprint Ventures, Inc.                              Kansas             100
 Telmex/Sprint Communications, L.L.C.             Delaware            50

SWV Five, Inc.                                    Delaware            100
 PhillieCo Partners I, L.P.                 Delaware Partnership     35.3
   PhillieCo Sub, L.P.                      Delaware Partnership      99
     PhillieCo, L.P.                        Delaware Partnership      99
     PhillieCo Equipment & Realty Company,
      L.P.                                  Delaware Partnership      99
 PhillieCo Partners II, L.P.                Delaware Partnership     35.3
   PhillieCo Equipment & Realty Company,
    L.P.                                    Delaware Partnership       1
   PhillieCo, L.P.                          Delaware Partnership       1
   PhillieCo Sub, L.P.                      Delaware Partnership       1

SWV Four, Inc.                                    Delaware            100
 PhillieCo Partners I, L.P.                 Delaware Partnership     17.6
 PhillieCo Partners II, L.P.                Delaware Partnership     17.6
 SWV Two Telephony Partnership              Delaware Partnership      99
   MinorCo, L.P.                            Delaware Partnership      15
     American PCS, L.P.                     Delaware Partnership     (/3/)
      American PCS Communications, LLC            Delaware          99(/4/)
        APC PCS, LLC                              Delaware          99(/5/)
        APC Realty and Equipment Company          Delaware          99(/5/)
      American Personal Communications
       Holdings, Inc.                             Delaware            100
        American PCS Communications, LLC          Delaware           (/6/)
        APC PCS, LLC                              Delaware           (/6/)
        APC Realty and Equipment Company,
         LLC                                      Delaware           (/6/)
     NewTelco, L.P.                         Delaware Partnership     (/3/)
     Sprint Spectrum Equipment Company,
      L.P.                                  Delaware Partnership     (/3/)
     Sprint Spectrum L.P.                   Delaware Partnership     (/3/)
      Sprint Spectrum Equipment Company,
       L.P.                                 Delaware Partnership    99(/7/)
      Sprint Spectrum Finance Corporation         Delaware            100
      Sprint Spectrum Realty Company, L.P.  Delaware Partnership    99(/7/)
      WirelessCo, L.P.                      Delaware Partnership    99(/7/)
     Sprint Spectrum Realty Company, L.P.   Delaware Partnership     (/3/)
     WirelessCo, L.P.                       Delaware Partnership     (/3/)
     Sprint Spectrum Holding Company, L.P.  Delaware Partnership      15
      American PCS, L.P.                    Delaware Partnership    99(/8/)
      Cox Communications PCS, L.P.          Delaware Partnership     59.2
        Cox PCS Assets, L.L.C.                    Delaware            100
        Cox PCS License, L.L.C.                   Delaware            100
      NewTelco, L.P.                        Delaware Partnership    99(/8/)
      Sprint Spectrum L.P.                  Delaware Partnership    99(/8/)

SWV One, Inc.                                     Delaware            100
 SWV One Telephony Partnership              Delaware Partnership       1
   MinorCo, L.P.                            Delaware Partnership      15
   Sprint Spectrum Holding Company, L.P.    Delaware Partnership      15

SWV Six, Inc.                                     Colorado            100
 MinorCo, L.P.                              Delaware Partnership      30
 Sprint Spectrum Holding Company, L.P.      Delaware Partnership      30


- --------------------------------------------------------------------------------

(/3/MinorCo,)L.P. holds a limited and preferred partnership interest of less than 1%.

(/4/American)PCS, L.P. holds the general partnership interest of greater than 99%.

(/5/American)PCS Communications, LLC holds the general partnership interest of greater than 99%.

(/6/American)Personal Communications Holdings, Inc. holds a limited partnership interest of less than 1%.

(/7/Sprint)Spectrum L.P. holds the general partnership interest of greater than 99%.

(/8/Sprint)Spectrum Holding Company, L.P. holds the general partnership interest of greater than 99%.

EXHIBIT (21)
SUBSIDIARIES OF REGISTRANT (continued)                        Sprint Corporation

- -------------------------------------------------------------------------------
                                                                    Ownership
                                                                  Interest Held
                                               Jurisdiction of       By Its
                                               Incorporation or     Immediate
Name                                             Organization        Parent
- -------------------------------------------------------------------------------
SWV Three, Inc.                                    Delaware            100
 SWV Two Telephony Partnership               Delaware Partnership       1

SWV Two, Inc.                                      Delaware            100
 SWV One Telephony Partnership               Delaware Partnership      99

UCOM, Inc.                                         Missouri            100
 Sprint Communications Company L.P.          Delaware Partnership      34
   Asian American Communications, L.L.C.            Kansas            23.5
   Sprint Communications Company of New
    Hampshire, Inc.                             New Hampshire          100
   Sprint Communications Company of
    Virginia, Inc.                                 Virginia            100
   Sprint Licensing, Inc.                           Kansas             100
   United Telephone of Kansas                       Kansas           1(/9/)
   USST of Texas, Inc.                              Texas              100
 SprintCom Equipment Company L.P.                  Delaware            49
 Sprint Enterprises, L.P.                    Delaware Partnership     13.7
   MinorCo, L.P.                             Delaware Partnership      40
   Sprint Spectrum Holding Company, L.P.     Delaware Partnership      40
 Sprint Global Venture, Inc.                        Kansas           (/10/)
   Global One Communications Europe, L.L.C.        Delaware           33.3
   Global One Communications GBN Holding,
    Limited                                        Ireland             50
   Global One Communications B.V.                Netherlands
     Global One Telekommunikationsdienste
      GmbH                                         Austria             100
     Global One Communications S.A. / N.V.         Belgium             100
     Global One Communications Ltd.                Bulgaria            100
      Global One Communications and
       Information
       Services Ltd. Joint Venture                 Bulgaria            60
     Global One Communications s.r.o.           Czech Republic         100
     Global One Communications A/S                 Denmark             100
     Global One Communications OY                  Finland             100
     Global One Communications S.A.                 France             100
     Global One Telekommunikationsdienste
      GmbH                                         Germany             100
     Global One Communications Hellas S.A.          Greece             100
     Global One Telecommunications Services
      Kft.                                         Hungary             100
     Global One Communications Limited             Ireland             100
     Sprint International Italia S.p.A.             Italy              96
     Global One Communications S.p.A.               Italy              100
      Sprint International Italia S.p.A.            Italy               4
     France Telecom Network Services
      Luxembourg                                  Luxembourg           100
     Global One Communications S.A.               Luxembourg           99
     Global One Communications B.V.              Netherlands           100
     Global One Communications AS                   Norway             100
     Global One Communications, Sp zo.o             Poland             100
     Global One Communications Romania S.A.        Romania            50.5
     Global One Communications Service S.A.         Spain              100
     Sprint Communications Sweden A.B.              Sweden             100
     Global One Services A.B.                       Sweden             100
      F.T. Nordphone A.B.                           Sweden             100
     Global One Communications Service S.A.      Switzerland          99.4
     Global One Communications Service A.B.      Switzerland           100
     Global One Telekomunikasyon Limited
      Sirketi                                       Turkey            99.9
      Inturnet Telekomunikasyon Hizmetleri
       Anonim Sirketi                               Turkey             100
     Global One Communications Holding Ltd.           UK               100
      Global One Communications Services
       Ltd.                                           UK               100
      Global One UK Ltd.                              UK               100
      Global One Communications Ltd.                  UK               100
        Global One Communications Operations
         Ltd.                                         UK               100
     ROE Finco                                        UK               100
- -------------------------------------------------------------------------------

(/9/Sprint)Corporation owns all of the common stock. The voting preferred stock is held by Sprint Communicaitons Company L.P.

(/10/UCOM,)Inc., US Telecom, Inc., and Utelcom, Inc. each holds less than 1% of the common stock.

EXHIBIT (21)
SUBSIDIARIES OF REGISTRANT (continued)                        Sprint Corporation

- --------------------------------------------------------------------------------
                                                                     Ownership
                                                                   Interest Held
                                                  Jurisdiction of     By Its
                                                  Incorporation or   Immediate
Name                                                Organization      Parent
- --------------------------------------------------------------------------------
   Global One Communications, L.L.C.                  Delaware          50
     Global One Communications Technical
      Operations and Management Services Company
      (GOCTOMS)                                       Delaware          100
      Global One Central America Inc.                 Delaware          100
      Global One Communications East, Inc.            Delaware          100
      Global One Marketing (Joint Venture)             Russia           60
      Global One Networks (Joint Venture)              Russia          39.9
      GOCTOMS--South Africa Branch Office           South Africa        100
      Global One Communications (Australia)
       Limited                                        Delaware          100
      Global One Communications (New Zealand)
       Limited                                        Delaware          100
      Global One Communications Service, Inc.
       (GOCS)                                         Delaware          100
        GOCS--Beijing Representative Office            China            100
        GOCS--Nanjing Representative Office            China            100
        GOCS--Shanghai Representative Office           China            100
        GOCS--Guangzhou Representative Office          China            100
        GOCS--India Liaison Office                     India            100
        GOCS--Malaysia Representative Office          Malaysia          100
        GOCS--Philippines Representative Office     Philippines         100
        GOCS--Bahrain Branch Office                    U.A.E.           100
        GOCS--Dubai Representative Office              U.A.E.           100
        GOCS--Hanoi Representative Office             Vietnam           100
        GOCS--Ho Chi Minh City Representative
         Office                                       Vietnam           100
   Global One Communications Operations, Limited      Ireland          33.3
   Global One Communications Service, B.V.          Netherlands        33.3
     Global One Communications Service B.V.--
      Swiss Branch                                  Switzerland         100
   Global One Communications World Holding B.V.     Netherlands         50
     ROW Finco                                     United Kingdom       100
     Global One Communications, S.A.                 Argentina          100
     Global One Communications, Pty. Limited         Australia          100
     Global One Communicacoes, Ltda.                   Brazil           100
     Global One Communications, Inc.                   Canada           100
     Global One Communications, S.A.                   Chile            100
     Global One Communications, S.A.                  Colombia          100
     Global One Communications, Limited                Cyprus           100
     Global One Communications Technical
      Operations and
      Management Services, Limited                     Cyprus           100
     Global One Communications S.A. de C.V.         El Salvador         100
     Global One Communications, S.A.                 Guatemala          100
     Global One Communications, Limited              Hong Kong          100
      Global One Telecommunications (Beijing)
       Co., Ltd                                        China            100
      Global One Communications, Inc.--Indonesia
       Representative Office                         Indonesia          100
      Global One Communications, Inc.--Taiwan
       Branch Office                                   Taiwan           100
     France Telecom Network Services Hong Kong       Hong Kong          100
     Sprint RPG India, Ltd. (Joint Venture)            India            50
     Global One Communications, Inc.                   Japan            100
     Global One Communications Jordan (Joint
      Venture)                                         Jordan           49
     Global One Communications, S.A. de C.V.           Mexico           100
     Global One Communications Trading, S.A. de
      C.V.                                             Mexico           100
     Global One Communications, Ltd                 New Zealand         100
     Global One Communications, Inc.                   Panama           100
     Global One Communications, S.A.                    Peru            100
     Global One (Joint Venture)                        Russia           60
     Global One Communications, Pte Ltd.             Singapore          100
     France Telecom Network Services Singapore
      Pte Ltd.                                       Singapore          99
     Global One Communications, Inc.                South Korea         100
     Global One Communications, Ltd.                  Thailand          100
     Global One Telecommunicaciones, S.A.            Venezuela          100
   Global One Communications World Operations
    Limited                                           Ireland           50
   Global One Communications World Service B.V.     Netherlands         50
     Global One Communications World Service
      B.V.--Swiss Branch                            Switzerland         100

EXHIBIT (21)
SUBSIDIARIES OF REGISTRANT (continued)                        Sprint Corporation

- ------------------------------------------------------------------------------
                                                                   Ownership
                                                                 Interest Held
                                              Jurisdiction of       By Its
                                              Incorporation or     Immediate
Name                                            Organization        Parent
- ------------------------------------------------------------------------------
 UC PhoneCo, Inc.                                  Kansas             100
   Sprint Enterprises, L.P.                 Delaware Partnership     35.3

United Telephone Company of the Carolinas      South Carolina         100
 SC Two Company                                    Kansas             100

United Telephone Company of Eastern Kansas        Delaware            100
 Sprint/United Midwest Management Services
  Company                                          Kansas             20
   United Teleservices, Inc.                       Kansas             100

United Telephone Company of Florida               Florida             100
 Vista-United Telecommunications                  Florida             49

United Telephone Company of Indiana, Inc.         Indiana             100
 SC Four Company                                   Kansas             100

United Telephone Company of Kansas                 Kansas           99(/9/)
 Sprint/United Midwest Management Services
  Company                                          Kansas             80

United Telephone Company of New Jersey,
 Inc.                                            New Jersey           100

United Telephone Company of the Northwest          Oregon             100

United Telephone Company of Ohio                    Ohio              100
 SC Five Company                                   Kansas             100
 United Telephone Communications Services
  of Ohio, Inc.                                     Ohio              100

United Telephone Company of Pennsylvania,
 The                                            Pennsylvania          100
 SC Six Company                                    Kansas             100
 Valley Network Partnership                 Virginia Partnership      20

United Telephone Company of Southcentral
 Kansas                                           Arkansas            100

United Telephone Company of Texas, Inc.            Texas              100
 SC Seven Company                                  Kansas             50

United Telephone Company of the West              Delaware            100

United Telephone-Southeast, Inc.                  Virginia            100
 SC Three Company                                  Kansas             100
 Valley Network Partnership                 Virginia Partnership      20

US Telecom, Inc.                                   Kansas             100
 ASC Telecom, Inc.                                 Kansas             100
 LCF, Inc.                                       California           100
 SC Seven Company                                  Kansas             50
 Sprint Communications Company L.P.         Delaware Partnership      59
 SprintCom Equipment Company L.P.           Delaware Partnership      51
 Sprint Enterprises, L.P.                   Delaware Partnership     14.3
 Sprint Global Venture, Inc.                       Kansas           (/10/)
 Sprint Iridium, Inc.                              Kansas             100
   Iridium U.S., L.P.                       Delaware Partnership      27
   Iridium Canada Communications Inc.              Canada             27
   Iridium LLC                                    Delaware            3.8
 United Telecommunications, Inc.                  Delaware            100
 US Telecom of New Hampshire, Inc.             New Hampshire          100
 UST PhoneCo, Inc.                                 Kansas             100
   Sprint Enterprises, L.P.                 Delaware Partnership     36.8


- --------------------------------------------------------------------------------

(/9/Sprint)Corporation owns all of the common stock. The voting preferred stock is held by Sprint Communicaitons Company L.P.

(/10/UCOM,)Inc., US Telecom, Inc., and Utelcom, Inc. each holds less than 1% of the common stock.

EXHIBIT (21)
SUBSIDIARIES OF REGISTRANT (continued)                        Sprint Corporation

- -------------------------------------------------------------------------------
                                                                    Ownership
                                                                  Interest Held
                                               Jurisdiction of       By Its
                                               Incorporation or     Immediate
Name                                             Organization        Parent
- -------------------------------------------------------------------------------
Utelcom, Inc.                                       Kansas             100
 Private TransAtlantic Telecommunications
  System, Inc.                                     Delaware            100
   Private Trans-Atlantic Telecommunications
    System (N.J.), Inc.                           New Jersey           100
 Sprint Communications Company L.P.          Delaware Partnership       5
 Sprint Global Venture, Inc.                        Kansas           (/10/)
 Sprint International Incorporated                 Delaware            100
   Consortium Communications International,
    Inc.                                           New York            100
   Dial--The Israeli Company for
    International Communication Services LTD        Israel            54.4
   Marconi-Sprint Servicos de Comunicacao,
    Lda.                                           Portugal            49
   Sprint FON Inc.                                 Delaware            100
   Sprint Global Venture, Inc.                      Kansas             86
   Sprint International do Brasil Ltda.             Brazil             50
   Sprint International Caribe, Inc.             Puerto Rico           100
   Sprint International Communications
    Corporation                                    Delaware            100
     Sprint Communications Company L.P.      Delaware Partnership       2
     Sprint Global Venture, Inc.                    Kansas             13
   Sprint International Construction Company       Delaware            100
   Sprint Israel Cellular, Inc.                    Delaware            100
   Sprint R.P. Telekom Sp. z o.o.                   Poland             50
   Sprint Telecommunications France Inc.           Delaware            100
   Sprint Telecommunications Services GmbH         Germany             100
   Sprint Telecommunications (UK) Limited          Delaware            100
- -------------------------------------------------------------------------------

(/10/UCOM,)Inc., US Telecom, Inc., and Utelcom, Inc. each holds less than 1% of the common stock.